SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2003

TEKELEC

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-15135	95-2746131

(Commission File Number)	(I.R.S. Employer Identification No.)

26580 W. Agoura Road, Calabasas, CA	91302

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 880-5656

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

     The following exhibit is filed as a part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated April 23, 2003 of Tekelec

Item 9. Regulation FD Disclosure.

     The following information, although listed under Item 9 of this Current Report on Form 8-K, is being furnished under “Item 12. Results of Operations and Financial Condition.”

     On April 23, 2003, Tekelec issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tekelec

Dated: April 23, 2003	By:	/s/ Frederick M. Lax Frederick M. Lax President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated April 23, 2003 of Tekelec

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